ABN AMRO FUNDS

                     Supplement dated September 13, 2001 to
                          Prospectus dated May 1, 2001

Common Shares and Investor Shares
Money Market Funds: Money Market Fund (US), Government Money Market Fund (US) and Treasury Money Market Fund (US) and Tax-Exempt Money Market Fund (US)

Institutional Shares and Institutional Services Shares
Money Market Funds:
Institutional Prime Money Market Fund (US)

This supplement provides new and additional information beyond that contained in each Prospectus. This supplement should be retained and read in conjunction with each Prospectus, as applicable.

The ABN AMRO Funds normally accept purchase and redemption orders and calculate their NAVs only on days the New York Stock Exchange is open. In light of the continued closure of the exchange due to terrorist attacks in New York City earlier this week, the Money Market Fund (US), Government Money Market Fund
(US), Treasury Money Market Fund (US), Tax-Exempt Money Market Fund (US) and Institutional Prime Money Market Fund (US) will accept purchase and redemption orders, for a limited period of time each day, and calculate its NAV beginning September 13th (September 14th for the Tax-Exempt Money Market Fund (US)) through the open of the exchange (as long as money markets and Federal Reserve Banks remain open). During this time, transactions will be effective and shares priced at 4:00 P.M. Eastern time on each regular business day. Exchanges to or from our non-money market funds will not be available until those funds resume business.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

   For more information, please call the ABN AMRO Funds or visit the website:
                   1-800-443-4725 - Common and Investor Shares
        1-888-838-5132 - Institutional and Institutional Services Shares